SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported)  March 15, 2004


                             SUREWEST COMMUNICATIONS

             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                   0-556                      68-0365195
           (Commission File Number) (IRS Employer Identification No.)

                 200 Vernon Street, Roseville, California 95678
               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 786-6141
              (Registrant's Telephone Number, Including Area Code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit 99.1 SureWest Communications Press Release issued March 15, 2004.

Item 12. Results of Operations and Financial Condition.

     On March 15, 2004, SureWest Communications issued a press release announcing that it has filed a notice with the Securities and Exchange Commission to extend the period in which it intends to file its Annual Report on Form 10-K. The press release is attached as Exhibit 99.1 to this Form 8-K.

     The information in this Current Report (including the Exhibit) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SUREWEST COMMUNICATIONS


Date: March 15, 2004  By    /s/ Michael D. Campbell
                            ----------------------------------------------------
                            Executive Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


99.1 SureWest Communications Press Release issued March 15, 2004.

                                  NEWS RELEASE
                                  Exhibit 99.1
                                  ------------

                             FOR IMMEDIATE RELEASE